Income Tax: (Tables)	9 Months Ended
Sep. 30, 2023
Income Tax Disclosure [Abstract]
Income tax benefit (expense)

Income tax benefit (expense) for the nine months ended September 30, 2023 and 2022 differs from the amount that would result from applying Canadian tax rates to net loss before taxes. These differences result from the items noted below:

	2023		2022
	Amount	%	Amount	%
Income tax benefit based on Canadian tax rates	$ 835,825	25	$ 1,373,151	25
Decrease due to:
Different tax rates on foreign subsidiaries	(139,013)	(4)	(215,363)	(4)
Non-deductible expenses	(206)	-	(2,016)	-
Derecognition of previously recognized tax benefits	(17,605,113)	(527)	-	-
Change in valuation allowance and other	(696,606)	(21)	(1,155,772)	(21)
Income tax expense	$ (17,605,113)	(527)	$ 0	0

The Company recorded income tax expense of $17,605,113 and nil during the nine months ended September 30, 2023 and 2022. Income tax expense in 2023 was a result of the derecognition of previously recognized tax benefits as outlined below.

The 2017 and 2018 tax filings of the Company’s U.S. subsidiary are under examination by the Internal Revenue Service (IRS). Additionally, Canada Revenue Agency (CRA) is examining the Company’s 2018 and 2019 international transactions. The Company has been advised by the IRS that it will issue Notices of Proposed Adjustment (NOPA) proposing to (i) disallow the worthless stock deductions (related to investments in the Brisas project) taken by the Company’s U.S. subsidiary for the 2017 tax year and (ii) tax income on or related to the Award that may be received by the Company in the future.

ASC 740-10-25 requires that the Company recognize the financial statement effects of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. The tax benefits of the worthless stock deductions referred to above were previously recorded in the Company’s financial statements on the basis that it was more likely than not that the tax filing position would be sustained. As of each balance sheet date, the Company reassesses the tax position and considers any changes in facts or circumstances that indicate factors underlying the sustainability assertion have changed and whether the amount of the recognized tax benefit is still appropriate.

The Company disagrees with the IRS’s position and currently plans to appeal any NOPAs, if and when they are received. Moreover, the Company intends to pursue the competent authority process if and when appropriate to ensure no double taxation of the Award amounts by Canada and the U.S. However, given the increased uncertainty the IRS’s position has raised and in consideration of the ongoing CRA audit, the Company has determined that it is appropriate to derecognize the tax benefit of the worthless stock deductions. Accordingly, the Company recognized approximately $17.6 million in income tax expense (including interest of $1.6 million), resulting in the reversal of an $8.1 million income tax receivable and the recording of an income tax payable of $9.5 million (including interest of $1.6 million) during the period ended September 30, 2023.

The Company also recorded a valuation allowance to reflect the estimated amount of the deferred tax assets which may not be realized, principally due to the uncertainty of utilization of net operating losses and other carry forwards prior to expiration. The valuation allowance for deferred tax assets may be reduced if our estimate of future taxable income changes.

Determining our tax liabilities requires the interpretation of complex tax regulations and significant judgment by management. There is no assurance that the tax examinations to which we are currently subject will result in favorable outcomes.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits, exclusive of interest and penalties, is as follows:

	September 30,	December 31,
	2023	2022

Total amount of gross unrecognized tax benefits at beginning of year	$-	$-
Addition based on tax positions related to the current year	-	-
Addition for tax positions of prior years	16,046,894	-
Reductions for tax positions of prior years	-	-
Settlements	-	-
Total amount of gross unrecognized tax benefits at end of period	$16,046,894	$-

At September 30, 2023 and December 31, 2022, the amount of unrecognized tax benefits, inclusive of interest that, if recognized, would impact the Company’s effective tax rate were $17,605,113 and nil, respectively. The amount of unrecognized tax benefits does not include any penalties that may be assessed.

The components of the Canadian and U.S. deferred income tax assets and liabilities as of September 30, 2023 and December 31, 2022 were as follows:

	September 30,	December 31,
	2023	2022
Deferred income tax assets
Net operating loss carry forwards	$40,107,256	$39,298,070
Property, Plant and Equipment	2,178,315	2,129,038
Other	1,652,503	1,672,940
Total deferred income tax asset	43,938,074	43,100,048
Valuation allowance	(43,778,546)	(43,090,943)
Deferred income tax assets net of valuation allowance	$159,528	$9,105
Deferred income tax liabilities
Other	(159,528)	(9,105)
Net deferred income tax asset	$-	$-

At September 30, 2023, we had the following U.S. and Canadian tax loss carry forwards stated in U.S. dollars.

	U.S.	Canadian	Expires
$		$ 1,930,795	2026
		3,583,304	2027
		13,657,922	2028
		12,943,713	2029
		15,991,238	2030
		17,906,485	2031
		5,195,430	2032
		7,553,087	2033
		8,751,396	2034
		12,491,972	2035
		14,851,640	2036
		11,200,174	2037
		1,071,826	2038
		2,793,485	2039
		4,152,395	2040
		15,031,186	2041
		3,957,126	2042
		3,084,278	2043
	5,097,110		-
	$5,097,110	$ 156,147,452